#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 June 30, 2026 Investor Presentation

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Shore Bancshares, Inc.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, refer to the “Forward-Looking Statements” discussion in Share Bancshares, Inc.’s press release announcing its second quarter 2026 results and its Annual Report on Form 10-K for the year ended December 31, 2025, and any subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and Shore Bancshares, Inc. undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Non-GAAP Financials This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within this presentation, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For more details on the Company's non-GAAP measures, refer to the Appendix in this presentation. 2

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 About Our Company HEADQUARTERS: 3 Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United Bank, N.A. The Bank offers personal and business banking solutions including personal checking accounts, business checking accounts, personal savings accounts, business savings accounts, home loans, personal loans, certificates of deposit, individual retirement accounts, and much more. The Company engages in trust and wealth management services through Wye Trust, a division of Shore United Bank, N.A., and also offers securities and advisory services through broker-dealer LPL Financial, doing business as Wye Financial Partners. Easton, Maryland SERVICE AREA: Maryland, Virginia and Delaware region with 40 full-service branches (1) Per FDIC Annual Market Share Data as of June 30, 2025 for the Maryland counties with branches Total Assets Total Loans Total Deposits Market Cap $6.2B $4.9B $5.4B $0.8B ▪ 7.11% deposit market share in Maryland market area(1) ▪ Noninterest deposits at 29.76% of total deposits at Q2 2026 Founded in 1876, Shore United Bank, N.A. is one of the area’s oldest and largest depository institutions

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Strong Eastern and Southern Maryland Franchise and Growing Presence in Virginia and Delaware Branch Locations (40 branches) Commercial Lending Centers (4 locations) Mortgage Loan Offices (3 locations) Pennsylvania West Virginia Virginia Delaware New Jersey Maryland I-60 I-60 I-83 I-95 I-695 I-70 I-495 I-66 I-95 I-64 Fredericksburg Charlottesville Waldorf Easton Investment Services Offices (3 locations) Maryland 4 Future Branch Locations (2 locations)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Opportunity Q2 2026 ▪ EPS and ROATCE (non-GAAP) of $0.56 per diluted share and 15.66%, respectively ▪ ROAA of 1.24% and adjusted ROAA (non-GAAP) 1.34% Q1 2026 ▪ EPS and ROATCE (non-GAAP) of $0.51 per diluted share and 14.83%, respectively ▪ ROAA of 1.12% and adjusted ROAA 1.22% (non-GAAP) Improving Profitability Dominant Deposit Market Share Supports Dynamic Growth Markets Continued Strong Credit Performance Expense Management and Technology Will Enhance Operating Leverage ▪ 7.11% deposit market share in Maryland(1) ▪ Noninterest-bearing deposits at 30% of total deposits at Q2 2026 ▪ U.S. Census Bureau 2024 ACS 1-Year Estimates of Median Household Income: ▪ $102,905 in MD, $87,534 in DE, $92,090 in VA, vs. $81,604 for the US ▪ 87.41% Q2 2026 Reserves / Nonperforming Assets ▪ 1.20% Q2 2026 Reserves / Gross Loans ▪ $1.0 million 2026 YTD Net Charge-Offs ▪ Multiple initiatives are focused on improving operating leverage (1) Per FDIC Annual Market Share Data as of June 30, 2025 for the Maryland counties with branches 5 $6.2 billion community bank with dominant market share in Central and Southern Maryland and an established presence in Delaware and Virginia

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 2026 Management Focus 6 1 Ensuring strong capital position and risk management practices 2 Investing in the business and driving automation and AI initiatives 3 Driving core deposit growth and ensuring ample liquidity 4 Rigorously managing credit quality 5 Focusing on diligent expense control

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Second Quarter 2026 Results (1) All figures shown on an end of period basis with comparisons to the first quarter of 2026 unless otherwise noted. 7 Q2 2026 net income of $18.9 million, or $0.56 per diluted share Q2 2026 Highlights(1) $18.9 million Net Income available to common equity (+10.4%) $26.1 million Pre-tax pre-provision income (non-GAAP) (+14.7%) $25.2 million Income before income taxes (+11.2%) $4.88 billion Total period end loans (+0.6%) $5.40 billion Total period end deposits (-1.1%, Core deposits +1.0%) ▪ Net interest income of $52.9 million (+0.7%) ▪ Net interest margin of 3.70% (+6 bps) ▪ Adjusted efficiency ratio – non-GAAP of 54.49% (-408 bps) ▪ Return on average common equity of 12.38%; return on average tangible common equity of 15.66% ▪ Common equity Tier 1 risk-based capital ratio of 11.09% ▪ NCOs / average loans (annualized) of 0.01% ▪ Provision for credit losses on loans of $896 thousand ▪ ACL / loans of 1.20% (-1 bps) ▪ Tangible book value / share of $15.77

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Profitability Trends (1) Core earnings per share, adjusted return on average assets and return on average tangible common equity are non-GAAP financial measures – see Non-GAAP reconciliations in Appendix. 1.15% 1.05% 1.11% 1.22% 1.34% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 14.99% 13.27% 14.10% 14.83% 15.66% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 8 $0.52 $0.48 $0.52 $0.56 $0.61 $0.46 $0.43 $0.48 $0.51 $0.56 $0.06 $0.05 $0.04 $0.05 $0.05 Diluted net income per common share Core earnings per share adjustment Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Record earnings, earnings growth and ROAA Core Earnings Per Share(1) Adjusted Return on Average Assets – Non-GAAP(1) Return on Average Tangible Common Equity – Non-GAAP(1)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial real estate 53.4% Residential real estate 30.2% Construction 6.9% Commercial 4.5% Consumer (incl. credit cards) 5.0% Quarterly Loan Trends $4.88B Concentrations as a percentage of total capital as of June 30, 2026: ▪ CRE Concentration Ratio = 326.63% ▪ Construction Concentration Ratio = 51.20% 9 Quarterly Loans ($ in millions) Loan Composition (As of June 30, 2026) $4,828 $4,883 $4,900 $4,848 $4,878 $2,604 $2,643 $2,644 $2,600 $2,603 $1,349 $1,383 $1,415 $1,426 $1,470 $350 $352 $345 $343 $338 $224 $222 $226 $221 $221 $301 $283 $270 $258 $246 Commercial real estate Residential real estate Construction Commercial Consumer (incl. credit cards) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Modest loan growth during the quarter

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 ▪ Fixed-interest rate loans scheduled to mature after Q2 2028 are $1.54 billion, or 32% of total loans ▪ The weighted average interest rate for loans scheduled to mature after Q2 2028 was 5.57%. Fixed Rate Loans by Maturity as of June 30, 2026 10 Fixed Rate Loans Maturity(1) ($ in m ill io ns ) $139.6 $52.8 $35.0 $44.0 $104.2 $73.2 $68.7 $67.5 5.73% 5.01% 4.60% 4.84% 4.70% 5.04% 5.40% 5.97% Fixed-interest rate loans Weighted interest rate Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 Q2 2028 $— $50.0 $100.0 $150.0 $200.0 3.00% 4.00% 5.00% 6.00% 7.00% (1) Excludes construction to perm loans and loans with no maturity (i.e credit cards)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details as of June 30, 2026 Total CRE Portfolio $2.60 billion Total average CRE loan size(1) $1.07 million % with guaranty (by $ / by #) 84% / 91% Past due 30-89 days $939 thousand / 0.04% of total CRE Nonaccrual $64.8 million / 2.49% of total CRE Special mention $53.74 million / 2.06% of total CRE Classified $65.35 million / 2.51% of total CRE ▪ Office CRE loans comprise 18.30% of total CRE loans and 9.76% of our total loan portfolio ▪ CRE portfolio is 28.14% owner occupied, 61.51% non-owner occupied and 10.35% multifamily ▪ 70.34% of CRE loans are below $1 million 11 CRE Portfolio Metrics Number of Loans by Balance 1,440 507 65 29 5 1 <$1M $1-5M $5-10M $10-20M $20-30M >$30M 0 500 1,000 1,500 2,000 (1) Overall loan portfolio average loan size is $269 thousand

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details as of June 30, 2026 Multifamily 10.4% Industrial 10.6% Office 18.3% Retail 21.5% Other 31.1% Hotel/ Motel 8.1% MD 51.8% VA 21.7% DE 8.7% Other 17.8% CRE Portfolio Composition(1) Amount ($000) % of CRE Loans Multifamily $ 269,458 10.4 % Industrial 275,182 10.6 Retail 558,368 21.5 Other 812,161 31.1 Hotel/Motel 211,957 8.1 Office(2) 475,888 18.3 Total $ 2,603,014 100.0 % Location Loan Count Amount ($000) % of Total Office Metropolitan(3) 15 $ 13,451 2.8 % Suburban 321 373,521 78.5 Rural 127 88,916 18.7 Total 463 $ 475,888 100.0% (1) CRE portfolio composition by Call Report code. (2) Office CRE loan portfolio average loan size was $1.0 million. (3) Metropolitan includes major cities of Baltimore, Alexandria and Washington, D.C. Office 12 CRE Portfolio Composition CRE Portfolio Geography CRE Geography(1) % of CRE Loans Amount ($000) Maryland (Top 3 Counties) St. Mary's 6.4% $ 166,613 Charles 4.9% $ 127,747 Calvert 3.7% $ 96,379 Other 36.8% $ 957,902 Virginia (Top 2 Counties) Spotsylvania 3.5% $ 88,126 Stafford 2.4% $ 61,977 Other 15.8% $ 415,331 Delaware Sussex 8.7% $ 226,185 Other States Other 17.8% $ 462,754 Total 100.0% $ 2,603,014

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Deposit Trends 13 $5,314 $5,528 $5,534 $5,462 $5,400 $1,575 $1,594 $1,588 $1,567 $1,607 $763 $852 $853 $813 $834 $1,691 $1,790 $1,815 $1,796 $1,711 $1,284 $1,292 $1,278 $1,286 $1,249 Noninterest-bearing deposits Interest-bearing checking Money market and savings Time deposits(1) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Noninterest- bearing deposits 29.76% Interest- bearing checking 15.44% Money market and savings 31.68% Time deposits(1) 23.13% Quarterly Deposits ($ in millions) Deposit Composition (as of June 30, 2026) $5.40B ▪ Deposit franchise positions Bank to succeed in a variety of rate environments ▪ Noninterest-bearing deposits were 29.76% of total deposits at Q2 2026 ▪ 18.07% of deposits are uninsured ▪ Reciprocal deposits of $877.6 million were indexed to Fed Funds at June 30, 2026 ▪ Core deposits, which exclude municipal deposits, increased by $45.1 million ▪ Deposit runoff in Q2 2026 driven by seasonal run off of municipal deposits (1) Time deposits include $796 thousand of brokered deposits for Q2 2026.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Portfolio 14 ▪ Allocation: AFS 44%, HTM 55% and equity securities 1% ▪ Effective duration of 3.80 years ▪ Reinvesting 2026 maturing cash flows in stable average life MBS, corporate and floating rate bonds ▪ The portfolio exhibits asymmetric rate sensitivity and a positively convex cashflow profile, with significantly higher exposure to a falling rate environment. In a +200 bps scenario, expected cash flows through 2026 are projected to decline by 5%, while a -200 bps shift drives a substantial 34% increase compared to the base case ▪ MBS securities concentrated in less sensitive prepayment collateral types: low loan balance pools and discounted low coupon pools ▪ $314.4 million, or 48% of the portfolio, is unencumbered Treasury/Agency 13.6% SBA 0.8% MBS 80.6% Municipal 0.2% Corporate 3.9% CRA Fund Investments 0.9% $659.8M Securities Portfolio Composition at June 30, 2026 Risk Metrics Conservatively constructed to provide liquidity and consistent cash flows in various interest rate scenarios Portfolio Summary ($ in thousands) Book Value Unrealized Gains/ (Losses) Market Value Available for sale $ 295,747 $ (8,378) $ 287,369 Held to maturity 366,289 (37,593) 328,696 Total $ 662,036 $ (45,971) $ 616,065

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 $47,163 $48,418 $50,202 $52,555 $52,919 3.34% 3.41% 3.43% 3.64% 3.70% 3.09% 3.22% 3.24% 3.35% 3.45% 3.48% 3.63% 3.64% 3.65% Net Interest Income NIM NIM Excluding Accretion Regional Peer NIM Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NIM and NIM Excluding Accretion(1) (1) NIM excludes net accretion income – see Non-GAAP reconciliations in Appendix. 15 Net Interest Income and Net Interest Margin ($ in thousands) Margin Comments Net Interest Income and Net Interest Margin Trends with Regional Peers’ Median Margin Q2 2026 vs Q1 2026 ▪ Net Interest margin increased from 3.64% in Q1 2026 to 3.70% in Q2 2026. NIM excluding accretion(1) increased for the comparable periods from 3.35% to 3.45%. Net interest income increased due to higher accelerated accretion income, coupled with lower cost of deposits during the period. ▪ Average loan yields decreased from 5.86% in Q1 2026 to 5.80% in Q2 2026. Excluding accretion interest, loan yields decreased 1 bp. ▪ Cost of deposits decreased from 1.81% for Q1 2026 to 1.73% at Q2 2026. ▪ Compared to the prior quarter, the rate paid on interest-bearing liabilities decreased from 2.64% in Q1 2026 to 2.57% in Q2 2026.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Loan Portfolio Details Commercial real estate Residential real estate Construction Commercial Consumer Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 16 Selected Yields (%) 5.42% 5.41% 5.45% 5.44% 5.42% 3.05% 2.96% 2.97% 2.64% 2.57% Total interest-earning assets Total interest-bearing liabilities Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 2.00% 3.00% 4.00% 5.00% 6.00% Assets & Liability Yield / Rate Trends Asset yields excluding accretion continue to reprice at higher rates while interest-bearing liability yields lower QoQ (1) (1) Q4 2025 included accelerated credit mark associated with paydown of a loan

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Income 17 Noninterest Income Composition Quarterly Noninterest Income ▪ Higher mortgage banking activity ▪ Well-diversified sources of fee income ▪ Higher other bank and loan related fees Service charges on deposit accounts 18.7% Trust and investment fee income 12.5% Mortgage banking revenue 17.6% Interchange credits 22.2% Other noninterest income 29.0% $8.8M ($ in thousands) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Service charges on deposit accounts $ 1,519 $ 1,599 $ 1,663 $ 1,596 $ 1,651 Trust and investment fee income 942 898 1,042 1,137 1,103 Mortgage banking revenue 2,379 1,278 1,181 1,450 1,554 Interchange credits 1,788 1,858 1,862 1,698 1,960 Other noninterest income 2,778 2,305 3,158 1,363 2,562 Total noninterest income $ 9,406 $ 7,938 $ 8,906 $ 7,244 $ 8,830

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Expense 18 Noninterest Expense Trends ($ in thousands) Quarterly Noninterest Expense Details Lower salaries and employee benefits and professional services expenses ($ in thousands) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Salaries and employee benefits $ 17,742 $ 18,642 $ 18,582 $ 19,639 $ 18,462 Occupancy expense 2,472 2,406 2,461 2,567 2,495 Software and data processing 4,819 5,155 5,197 5,140 5,335 Amortization of other intangible assets 2,272 2,039 2,000 1,980 1,975 Other noninterest expense 7,105 6,137 7,259 7,730 7,401 Total noninterest expense $ 34,410 $ 34,379 $ 35,499 $ 37,056 $ 35,668 Efficiency Ratio(1) $34,410 $34,379 $35,499 $37,056 $35,668 $17,742 $18,642 $18,582 $19,639 $18,462 $2,472 $2,406 $2,461 $2,567 $2,495 $4,819 $5,155 $5,197 $5,140 $5,335 $2,272 $2,039 $2,000 $1,980 $1,975 $7,105 $6,137 $7,259 $7,730 $7,401 Salaries and employee benefits Occupancy expense Software and data processing Amortization of other intangible assets Other noninterest expense Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 60.83% 61.00% 60.06% 61.97% 57.76%56.73% 57.30% 56.59% 58.57% 54.49% GAAP Non-GAAP Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 (1) Non-GAAP financial measures – see Non-GAAP reconciliations in Appendix.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Credit Quality Statistics ($ in thousands) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Nonperforming Assets Nonaccrual loans $ 16,782 $ 24,378 $ 39,960 $ 64,958 $ 64,818 90+ days delinquent accruing 215 153 255 — 20 Other real estate owned (“OREO”) 179 120 113 69 — Repossessed property 2,457 3,432 2,879 3,345 2,362 Total nonperforming assets $ 19,633 $ 28,083 $ 43,207 $ 68,372 $ 67,200 Net Charge-offs Net Charge-Offs (Recoveries) $ 649 $ 1,825 $ 3,619 $ 847 $ 123 19 0.33% 0.45% 0.69% 1.10% 1.09% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 1.21% 1.22% 1.20% 1.21% 1.20% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Nonperforming Assets / Total Assets Reserves / Loans Held for Investments Nonperforming assets primarily consist of three large loans with an aggregate loan balance of $44.4 million. These loans are well-collateralized.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Current Expected Credit Losses – Loans 20 ACL / Total Loans ($ in thousands) ACL by Loan Type Provision for loan losses increased due to higher unfunded commitments partially offset by favorable credit outlook and lower net charge offs ▪ ACL of $58.7 million or 1.20% of outstanding loans equals 87.41% of nonperforming loans at June 30, 2026. ▪ The increase in the provision during the current quarter was due to higher unfunded commitments. Provision for unfunded commitments increased by $522 thousand as a result of lower utilization on outstanding lines of credit. ($ in thousands) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Commercial real estate $ 20,179 $ 21,069 $ 21,387 $ 21,672 $ 20,780 Commercial 2,870 3,642 3,005 3,497 3,377 Construction 5,805 6,221 5,968 4,806 6,153 Total Commercial 28,854 30,932 30,360 29,975 30,310 Residential real estate 23,203 22,810 22,510 22,993 23,531 Consumer 6,188 5,702 5,767 5,415 4,828 Credit cards 238 110 199 98 68 Total Residential and Consumer $ 29,629 $ 28,622 $ 28,476 $ 28,506 $ 28,427 Allowance for Credit Losses $ 58,483 $ 59,554 $ 58,836 $ 58,481 $ 58,737 $58,483 $59,554 $58,836 $58,481 $58,737 1.21% 1.22% 1.20% 1.21% 1.20% Total ACL ACL/Total Loans 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Capital Ratios 8.65% 8.86% 8.82% 9.12% 9.52% 9.90% 10.21% 10.52% 10.97% 11.09% 10.51% 10.82% 11.15% 11.60% 11.71% 12.65% 12.88% 13.61% 14.08% 14.17% Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 .00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 21 Holding Company

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 2026 Management Outlook 22 Key Economic and Operating Assumptions ▪ The Federal Reserve Bank holds fed funds at 3.50%-3.75% for the remainder of 2026 ▪ Loan pipeline $150-$180 million entering Q3 with modest loan growth for the remainder of 2026. ▪ Core net interest margin of 3.45% in Q2. Expansion of 2-3 bps per quarter anticipated through year end 2026 subject to market interest rates, loan growth, and funding trends. ▪ Non accrual loans as a % of loans <1% by year end. Loan workout resolutions typically require 2-3 quarters. Balance Sheet Loan Growth Low-single digits Deposit Growth Mid-single digits Net Interest Margin 3.60% - 3.70% Credit ACL / Loans: 1.20% area NCO / Loans 5-10 basis points Financial Targets Efficiency Ratio Mid 50% area (1) Fee Income Growth Low-single digits Expenses 4% growth over 2025 Capital Targets CET1 Ratio >=11% Total RBC Ratio >=14% TE / TA >=8% 2026 Full-year outlook for the Company (1) Excluding amortization of intangible and any non-recurring items that are excluded for non-GAAP measures

Appendix

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Financial Highlights Balance Sheet ($ in thousands, except per share data) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Total Assets $ 6,151,431 $ 6,206,063 $ 6,258,818 $ 6,278,479 $ 6,037,874 Gross Loans(1) 4,877,749 4,848,030 4,900,302 4,882,969 4,827,628 Deposits 5,399,750 5,461,620 5,533,864 5,528,165 5,313,958 Tangible Common Equity(2) 527,042 511,706 496,885 482,219 468,167 Consolidated Capital (%) Tangible Common Equity / Tangible Assets(2) 8.69% 8.37% 8.06% 7.80% 7.88 % Tier 1 Leverage Ratio 9.52% 9.12% 8.82% 8.86% 8.65 % Tier 2 Risk-Based Ratio 14.17% 14.08% 13.61% 12.88% 12.65 % Tangible Book Value Per Share(2) $ 15.77 $ 15.30 $ 14.87 $ 14.43 $ 14.03 Asset Quality NPAs / Assets(3) 1.09% 1.10% 0.69% 0.45% 0.33 % NCOs / Average Portfolio Loans 0.01% 0.07% 0.29% 0.15% 0.05 % NPLs(3) + OREO / GPLs + OREO 1.38% 1.52% 0.99% 0.71% 0.55 % ACL / NPLs(3) 90.62% 90.03% 147.24% 244.29% 348.49 % Profitability Net Income $ 18,865 $ 17,088 $ 15,887 $ 14,348 $ 15,507 ROAA 1.24% 1.12% 1.02% 0.95% 1.03 % Adjusted ROAA (Non-GAAP)(2) 1.34% 1.22% 1.11% 1.05% 1.15 % Pre-tax Pre-provision (“PTPP”) ROAA(2) 1.72% 1.49% 1.51% 1.45% 1.48 % ROACE 12.38% 11.55% 10.79% 9.96% 11.13 % Adjusted ROACE (Non-GAAP)(2) 13.35% 12.55% 11.83% 11.04% 12.35 % ROATCE(2) 15.66% 14.83% 14.10% 13.27% 14.99 % Net Interest Margin 3.70% 3.64% 3.43% 3.41% 3.34 % Net Interest Margin Excluding Accretion(2) 3.45% 3.35% 3.24% 3.22% 3.09 % Efficiency Ratio 57.76% 61.97% 60.06% 61.00% 60.83 % Adjusted Efficiency Ratio – (non-GAAP)(2) 54.49% 58.57% 56.59% 57.30% 56.73 % Diluted EPS $ 0.56 $ 0.51 $ 0.48 $ 0.43 $ 0.46 Diluted EPS (Non-GAAP)(2) $ 0.61 $ 0.56 $ 0.52 $ 0.48 $ 0.52 (1) Gross loans are inclusive of net deferred costs and fees. (2) Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. (3) NPLs include nonaccrual loans and BEFDs. NPAs include NPLs and OREO. 24

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible book value per share’’ is defined as tangible stockholders’ equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. ($ in thousands, except per share data) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Stockholders' Equity $ 616,075 $ 602,714 $ 589,873 $ 577,207 $ 565,194 Less: Goodwill and Intangible Assets (89,033) (91,008) (92,988) (94,988) (97,027) Tangible Common Equity $ 527,042 $ 511,706 $ 496,885 $ 482,219 $ 468,167 Total Assets $ 6,151,431 $ 6,206,063 $ 6,258,818 $ 6,278,479 $ 6,037,874 Less: Goodwill and Intangible Assets (89,033) (91,008) (92,988) (94,988) (97,027) Tangible Assets $ 6,062,398 $ 6,115,055 $ 6,165,830 $ 6,183,491 $ 5,940,847 Shares Outstanding 33,416,336 33,451,063 33,413,503 33,421,672 33,374,265 Tangible Book Value per Share - Non-GAAP $ 15.77 $ 15.30 $ 14.87 $ 14.43 $ 14.03 Book Value per Share - GAAP $ 18.44 $ 18.02 $ 17.65 $ 17.27 $ 16.94 25

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Efficiency ratio” is defined as recurring noninterest expense less foreclosed real estate ("OREO") expenses and valuation allowances, less merger and acquisition costs, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus noninterest income excluding gains and losses on securities, foreclosed real estate and sales of impaired loans. In our judgment, the adjustments made to noninterest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business. “Efficiency ratio” is defined as noninterest expense divided by operating revenue. This is the ratio that appears in the Company’s SEC filings. ($ in thousands) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Noninterest Expense $ 35,668 $ 37,056 $ 35,499 $ 34,379 $ 34,410 Less: Amortization of Intangible Assets (1,975) (1,980) (2,000) (2,039) (2,272) Adjusted Noninterest Expense (Numerator) $ 33,693 $ 35,076 $ 33,499 $ 32,340 $ 32,138 Net Interest Income $ 52,919 $ 52,555 $ 50,202 $ 48,418 $ 47,163 Add: Taxable-equivalent adjustment 86 89 92 83 81 Taxable-equivalent net interest income $ 53,005 $ 52,644 $ 50,294 $ 48,501 $ 47,244 Noninterest Income $ 8,830 $ 7,244 $ 8,906 $ 7,938 $ 9,406 Adjusted noninterest income $ 8,830 $ 7,244 $ 8,906 $ 7,938 $ 9,406 Adjusted Revenue (Denominator) $ 61,835 $ 59,888 $ 59,200 $ 56,439 $ 56,650 Average Assets $ 6,080,508 $ 6,174,655 $ 6,206,753 $ 6,020,574 $ 6,021,385 Efficiency Ratio 57.76% 61.97% 60.06% 61.00% 60.83 % Adjusted Efficiency Ratio – non-GAAP 54.49% 58.57% 56.59% 57.30% 56.73% 26

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation We believe net interest margin excluding accretion, which reflects our net interest margin excluding accretion interest on acquired loans and prepayment penalties of long-term debt, allows investors to better assess our net interest margin in relation to our net interest margin excluding accretion by removing the volatility associated with accretion income. Net Interest Margin ("NIM") and NIM Excluding Accretion(1) ($ in thousands) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Taxable-equivalent net interest income $ 53,005 $ 52,644 $ 50,294 $ 48,501 $ 47,244 Less: Accretion Interest (3,688) (4,263) (2,752) (2,811) (3,575) Adjusted Net Interest Income $ 49,317 $ 48,381 $ 47,542 $ 45,690 $ 43,669 NIM 3.70% 3.64% 3.43% 3.41% 3.34 % NIM excluding accretion(1) 3.45% 3.35% 3.24% 3.22% 3.09% (1) NIM excluding accretion excludes net accretion income. 27 Pre-Tax Pre-Provision ROAA, ROAE and ROATCE ($ in thousands) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net Income $ 18,865 $ 17,088 $ 15,887 $ 14,348 $ 15,507 Add: Provision for Credit Losses and Unfunded Commitments 896 85 2,827 2,992 1,528 Add: Income Tax Expense 6,320 5,570 4,895 4,637 5,124 Non-GAAP PTPP Income $ 26,081 $ 22,743 $ 23,609 $ 21,977 $ 22,159

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ($ in thousands) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net Income $ 18,865 $ 17,088 $ 15,887 $ 14,348 $ 15,507 Add: Amortization of Intangible Assets, net of tax 1,479 1,493 1,529 1,541 1,708 Adjusted Net Income – non-GAAP $ 20,344 $ 18,581 $ 17,416 $ 15,889 $ 17,215 Return on average assets – GAAP 1.24% 1.12% 1.02% 0.95% 1.03 % Adjusted return on average assets – non-GAAP 1.34% 1.22% 1.11% 1.05% 1.15 % Return on Average Common Equity 12.38% 11.55% 10.79% 9.96% 11.13 % Adjusted Return on Average Common Equity – non-GAAP 13.35% 12.55% 11.83% 11.04% 12.35 % Diluted Earnings Per Share – GAAP $ 0.56 $ 0.51 $ 0.48 $ 0.43 $ 0.46 Adjusted Diluted Earnings Per Share – non-GAAP $ 0.61 $ 0.56 $ 0.52 $ 0.48 $ 0.52 Average assets $ 6,080,508 $ 6,174,655 $ 6,206,753 $ 6,020,574 $ 6,021,385 Average Common Equity $ 611,320 $ 600,212 $ 584,209 $ 571,247 $ 558,952 Less: Average Goodwill and Core Deposit Intangible (90,088) (92,086) (94,059) (96,074) (98,241) Average Tangible Common Equity $ 521,232 $ 508,126 $ 490,150 $ 475,173 $ 460,711 Weighted Average Common Shares Outstanding – Basic 33,451,484 33,428,444 33,426,198 33,419,291 33,374,265 28

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible common equity (or “TCE”) is defined as stockholders’ equity less preferred equity and intangible assets. “Tangible assets" (or “TA”) are defined as total assets less intangible assets. We believe that the TCE/TA, the Return on Average Tangible Common Equity (“ROATCE”) and the adjusted ROATCE ratios are important to many investors in the marketplace who are interested in changes from period to period exclusive of changes in preferred equity and intangible assets. Our calculation of adjusted ROATCE excludes the amortization of core deposits and merger costs. Return on Average Common Equity ("ROACE"), Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE ($ in thousands) For the Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Stockholders' Equity $ 616,075 $ 602,714 $ 589,873 $ 577,207 $ 565,194 Less: Goodwill and Intangible Assets (89,033) (91,008) (92,988) (94,988) (97,027) Tangible Common Equity $ 527,042 $ 511,706 $ 496,885 $ 482,219 $ 468,167 ($ in thousands) For the Quarter Ended Q2 2026 vs. Q2 2026 vs. June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Q1 2026 Q1 2026 Net income $ 18,865 $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 1,777 10.4 % Add: amortization of other intangible assets, net of tax 1,479 1,493 1,529 1,541 1,708 (14) (0.9) Net income excluding amortization of other intangible assets – non-GAAP $ 20,344 $ 18,581 $ 17,416 $ 15,889 $ 17,215 $ 1,763 9.5 % Net income $ 18,865 $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 1,777 10.4 % Add: amortization of other intangible assets, net of tax 1,479 1,493 1,529 1,541 1,708 (14) (0.9) Adjusted net income – non-GAAP $ 20,344 $ 18,581 $ 17,416 $ 15,889 $ 17,215 $ 1,763 9.5 % ROACE 12.38% 11.55% 10.79% 9.96% 11.13% 83 bps 7.2 % ROATCE – non-GAAP 15.66% 14.83% 14.10% 13.27% 14.99% 83 bps 5.6 % Average Common Equity $ 611,320 $ 600,212 $ 584,209 $ 571,247 $ 558,952 $ 11,108 1.9 % Average Tangible Common Equity $ 521,232 $ 508,126 $ 490,150 $ 475,173 $ 460,711 $ 13,106 2.6% 29

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 NASDAQ: SHBI © 2026 Shore Bancshares, Inc.